EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2010 (the "Report") by Atrinsic, Inc. ("Registrant"), each of the undersigned hereby certifies that, to the best of their knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 7, 2011	/s/ Raymond Musci
Raymond Musci
Executive Vice President & Director
(Principal Executive Officer)

Date: April 7, 2011	/s/ Thomas Plotts
Thomas Plotts
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Atrinsic, Inc. and will be retained by Atrinsic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

EX-7